Exhibit 99.1

                Navigators Reports Record Third Quarter Results

     NEW YORK--(BUSINESS WIRE)--Oct. 30, 2006--The Navigators Group, Inc. (NASDAQ:NAVG) reported record net income of $18,333,000 or $1.09 per share for the 2006 third quarter compared to a net loss of $12,725,000 or $0.99 per share for the 2005 third quarter. The 2006 third quarter results include a net realized capital loss of $.01 per share and the 2005 third quarter results include a net realized capital gain of $.02 per share. The 2005 third quarter net loss includes $23,889,000 or $1.87 per share for after-tax net losses from Hurricanes Katrina and Rita.

     Gross written premium and net written premium for the 2006 third quarter were $221,667,000 and $119,037,000, respectively, increases of 18% and 57% from the comparable 2005 period. Such 2006 third quarter increases were 21% and 31%, respectively, when the effects of reinsurance reinstatement premiums for hurricane losses are excluded from the 2005 gross and net written premium amounts.

     Net income for the nine month period ended September 30, 2006 was $51,956,000 or $3.09 per share compared to $8,254,000 or $0.64 per share for the nine month period ended September 30, 2005. The results for the nine months ended September 30, 2006 included a net realized capital loss of $.03 per share and the results for the nine months ended September 30, 2005 included a net realized capital gain of $.05 per share.

     Gross written premium and net written premium for the nine month period ended September 30, 2006 were $737,816,000 and $391,711,000, respectively, increases of 24% and 37% from the comparable 2005 periods.

     The combined loss and expense ratios for the 2006 third quarter and nine month period were 87.4% and 87.9%, respectively, compared to 139.8% and 106.7% for the comparable 2005 periods. The combined loss and expense ratios for the 2006 third quarter and nine month period were favorably impacted by 5.1 and 3.8 loss ratio points, respectively, by redundancies of prior year loss reserves. Net paid loss ratios for the 2006 third quarter and nine month period were 35.9% and 34.6%, respectively, compared to 39.1% and 39.3% for the comparable 2005 periods. The combined loss and expense ratios for the 2005 third quarter and nine month period were increased by an aggregate 47.2 and 14.9 loss and expense ratio points, respectively, for the net losses from Hurricanes Katrina and Rita.

     Stan Galanski, Navigators' Chief Executive Officer, commented, "We continue to generate excellent underwriting results, reflecting what we believe to be a well underwritten and properly priced book of business. Loss emergence patterns continue to be favorable, particularly in Specialty and Professional Liability business. Despite some softening in these two areas, we view the underwriting environment as favorable. Our strong growth comes from the continued development of several initiatives launched over the past two years."

     Galanski continued, "Market conditions in the marine business remain favorable. With the lack of hurricane activity during the quarter, we hope that marine and energy underwriters will recall the significant rate deficiencies in pricing catastrophe exposures for energy risks made evident by last year's storms, and will maintain the discipline required to profitably underwrite this challenging niche."

     Net investment income for the 2006 third quarter and nine month period was $14,691,000 and $41,244,000, respectively, both increases of 60% from the comparable 2005 periods. The pre-tax investment yields for the 2006 third quarter and nine month period were 4.5% and 4.4%, respectively, compared to 3.8% for the comparable 2005 periods.

     Consolidated cash flow from operations for the 2006 third quarter and nine month period ended September 30, 2006 was $76,043,000 and $92,715,000, respectively, compared to $52,041,000 and $167,947,000 for the comparable 2005 periods. The 2006 nine month cash flow from operations was reduced by gross loss payments of approximately $114,500,000 for 2005 hurricane losses and $19,900,000 for settled asbestos claims of which $67,200,000 and $10,689,000, respectively, are due to be collected from reinsurers in subsequent accounting periods.

     Stockholders' equity was $527,515,000 or $31.59 per share at September 30, 2006 compared to $470,238,000 or $28.30 per share at December 31, 2005. Statutory surplus of Navigators Insurance Company was $500,760,000 at September 30, 2006.

     The Company will hold a conference call on Tuesday, October 31, 2006 starting at 8:30 a.m. ET to discuss the third quarter's results. To access the call domestically, please dial 1-866-578-5771 using confirmation code 96967220. Internationally, the call may be accessed by dialing 617-213-8055 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the October 31st Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

     The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

     This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
              ($'s in thousands, except per share data)


                     Three Months Ended       Nine Months Ended
                       September 30,            September 30,
                     ------------------      -------------------
Financial Highlights   2006     2005   Change  2006      2005   Change
------------------------------------------------------ ---------------

Gross written
 premium             $221,667 $188,114   18% $737,816  $595,243    24%
Net written premium   119,037   76,049   57%  391,711   286,396    37%

Revenues:
 Net earned premium   115,696   74,734   55%  333,959   238,104    40%
 Commission income        639    1,025  -38%    2,465     3,809   -35%
 Investment Income     14,691    9,196   60%   41,244    25,779    60%
 Net realized capital
  gains (losses)         (151)     344   NM      (767)      927    NM
 Other income
  (expense)              (884)     459   NM      (654)    1,826    NM
                     --------- --------      ---------  --------
 Total revenues       129,991   85,758   52%  376,247   270,445    39%
                     --------- --------      ---------  --------

Operating expenses:
 Net losses and loss
  adjustment
   expenses incurred   64,456   76,836  -16%  193,200   176,668     9%
 Commission expense    13,769   11,656   18%   41,098    30,502    35%
 Other operating
  expenses             22,683   17,482   30%   61,018    52,554    16%
 Interest expense       2,214        -   NM     4,034         -    NM
                     --------- --------      ---------  --------
 Total operating
  expenses            103,122  105,974   -3%  299,350   259,724    15%
                     --------- --------      ---------  --------

Income before income
 taxes                 26,869  (20,216)  NM    76,897    10,721   617%
                     --------- --------      ---------  --------

Income tax expense
 (benefit):
 Current                8,126   (5,605)  NM    27,492     7,636   260%
 Deferred                 410   (1,886)  NM    (2,551)   (5,169)   NM
                     --------- --------      ---------  --------
Income tax expense
 (benefit)              8,536   (7,491)  NM    24,941     2,467   911%
                     --------- --------      ---------  --------

Net income (loss)    $ 18,333 $(12,725)  NM  $ 51,956  $  8,254   529%
                     ========= ========      =========  ========


Per Share Data
--------------------

Net income per common
 share:
 Basic               $   1.10 $  (0.99)  NM  $   3.12  $   0.65   381%
 Diluted             $   1.09 $  (0.99)  NM  $   3.09  $   0.64   381%

Average shares
 outstanding:
 Basic                 16,685   12,791         16,664    12,744
 Diluted               16,827   12,791         16,812    12,849

Underwriting Ratios
--------------------
Loss Ratio               55.7%   102.8%          57.9%     74.2%
Expense Ratio            31.7%    37.0%          30.0%     32.5%
                     --------- --------      ---------  --------
Combined Ratio           87.4%   139.8%          87.9%    106.7%


Balance Sheet Data                            Sept.      Dec.
                                             30, 2006  31, 2005
--------------------                         --------- ---------
Stockholders' equity                         $527,515  $470,238    12%
Book value per share                         $  31.59  $  28.30    12%


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)



                                                  Sept.     December
                                                 30, 2006   31, 2005
                                               ----------- -----------
                    ASSETS
Investments and cash:
 Fixed maturities, available-for-sale, at fair
  value
   (amortized cost: 2006, $1,178,056; 2005,
    $986,726)                                  $1,174,196  $  984,113
 Equity securities, available-for-sale, at fair
  value (cost: 2006, $28,853; 2005, $19,667)       32,524      20,911
 Short-term investments, at cost which
  approximates fair value                         199,470     164,047
 Cash                                               1,891      13,165
                                               ----------- -----------
            Total investments and cash          1,408,081   1,182,236
                                               ----------- -----------

 Premiums in course of collection                 181,897     155,977
 Commissions receivable                             2,661       3,467
 Prepaid reinsurance premiums                     183,458     136,341
 Reinsurance receivable on paid losses            110,429      37,055
 Reinsurance receivable on unpaid losses and
  loss adjustment expenses                        962,687     979,015
 Net deferred income tax benefit                   29,558      28,317
 Deferred policy acquisition costs                 43,458      29,697
 Accrued investment income                         12,109      10,297
 Goodwill and other intangible assets               7,769       7,341
 Other assets                                      19,889      13,506
                                               ----------- -----------

            Total assets                       $2,961,996  $2,583,249
                                               =========== ===========


     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Reserves for losses and loss adjustment
  expenses                                     $1,619,450  $1,557,991
 Unearned premium                                 423,419     316,516
 Reinsurance balances payable                     201,606     180,059
 Senior notes                                     123,533           -
 Federal income tax payable                         5,511       1,274
 Payable for securities purchased                     846         823
 Accounts payable and other liabilities            60,116      56,348
                                               ----------- -----------
            Total liabilities                   2,434,481   2,113,011
                                               ----------- -----------

Stockholders' equity:
 Preferred stock, $.10 par value, authorized
  1,000,000 shares, none issued                         -           -
 Common stock, $.10 par value, 50,000,000 shares
  authorized for 2006 and 20,000,000 for 2005;
    issued and outstanding: 16,700,279 for 2006
     and 16,616,781 for 2005                        1,670       1,662
 Additional paid-in capital                       285,616     282,463
 Retained earnings                                238,857     186,901
 Accumulated other comprehensive income             1,372        (788)
                                               ----------- -----------
            Total stockholders' equity            527,515     470,238
                                               ----------- -----------

            Total liabilities and stockholders'
             equity                            $2,961,996  $2,583,249
                                               =========== ===========


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)



Gross Written          Third Quarter             Nine Months
 Premium:
                     ------------------       ------------------
Insurance Companies:   2006     2005   Change   2006     2005   Change
                     ------------------------ ------------------------
Marine               $ 54,116 $ 53,084     2% $209,928 $181,500    16%
Specialty              85,675   59,307    44%  219,843  152,454    44%
Professional
 Liability             22,848   21,528     6%   65,164   60,708     7%
Assumed from Lloyd's      850     (261)   NM     1,070   (1,066)   NM
Other (includes run-
 off)                     184       60    NM       211       90    NM
                     ------------------       ------------------
                      163,673  133,718    22%  496,216  393,686    26%
Lloyd's Operations:
Marine before Hurr.
 reinstatements        44,962   42,838     5%  202,074  163,958    23%
Hurricane
 reinstatements             -    4,500    NM         -    4,500    NM
                     ------------------       ------------------
Marine                 44,962   47,338    -5%  202,074  168,458    20%
Professional
 Liability              9,015    3,131    NM    16,104    4,718    NM
Other                   3,803    3,673     4%   23,422   27,343   -14%
                     ------------------       ------------------
                       57,780   54,142     7%  241,600  200,519    20%
Intercompany
 elimination              214      254    NM         -    1,038    NM
                     ------------------       ------------------
Total                $221,667 $188,114    18% $737,816 $595,243    24%
                     ==================       ==================

Net Written Premium:   Third Quarter             Nine Months
                     ------------------       ------------------
Insurance Companies:   2006     2005   Change   2006     2005   Change
                     ------------------------ ------------------------
Marine before Hurr.
 reinstatements      $ 24,566 $ 20,525    20% $101,891 $ 77,336    32%
Hurricane
 reinstatements             -   (9,147)   NM         -   (9,147)   NM
                     ------------------       ------------------
Marine                 24,566   11,378   116%  101,891   68,189    49%
Specialty              52,923   38,313    38%  136,246  107,991    26%
Professional
 Liability             13,450    9,823    37%   34,894   24,333    43%
Assumed from Lloyd's      224     (413)   NM       241   (1,209)   NM
Other (includes run-
 off)                      25       (8)   NM         5       45    NM
                     ------------------       ------------------
                       91,188   59,093    54%  273,277  199,349    37%
Lloyd's Operations:
Marine before Hurr.
 reinstatements        23,743   19,920    19%  107,026   82,710    29%
Hurricane
 reinstatements             -   (5,318)   NM         -   (5,318)   NM
                     ------------------       ------------------
Marine                 23,743   14,602    63%  107,026   77,392    38%
Professional
 Liability              3,381    1,231    NM     6,326    1,855    NM
Other                     725    1,123   -35%    5,082    7,800   -35%
                     ------------------       ------------------
                       27,849   16,956    64%  118,434   87,047    36%
                     ------------------       ------------------
Total                $119,037 $ 76,049    57% $391,711 $286,396    37%
                     ==================       ==================

Net Earned Premium:    Third Quarter             Nine Months
                     ------------------       ------------------
Insurance Companies:   2006     2005   Change   2006     2005   Change
                     ------------------------ ------------------------
Marine before Hurr.
 reinstatements      $ 29,291 $ 23,538    24% $ 80,679 $ 66,747    21%
Hurricane
 reinstatements             -   (9,147)   NM         -   (9,147)   NM
                     ------------------       ------------------
Marine                 29,291   14,391   104%   80,679   57,600    40%
Specialty              45,234   31,965    42%  121,133   81,429    49%
Professional
 Liability             10,938    7,786    40%   29,494   21,493    37%
Assumed from Lloyd's       83     (356)   NM       100     (320)   NM
Other (includes run-
 off)                     (52)      (8)   NM       (72)      46    NM
                     ------------------       ------------------
                       85,494   53,778    59%  231,334  160,248    44%
Lloyd's Operations:
Marine before Hurr.
 reinstatements        29,126   24,771    18%   99,029   79,961    24%
Hurricane
 reinstatements             -   (5,318)   NM         -   (5,318)   NM
                     ------------------       ------------------
Marine                 29,126   19,453    50%   99,029   74,643    33%
Professional
 Liability              1,525      545    NM     2,130      711    NM
Other                    (449)     958  -147%    1,466    2,502   -41%
                     ------------------       ------------------
                       30,202   20,956    44%  102,625   77,856    32%
                     ------------------       ------------------
Total                $115,696 $ 74,734    55% $333,959 $238,104    40%
                     ==================       ==================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                          Three Months Ended
                          September 30, 2006
                          ($'s in thousands)

                              Insurance  Lloyd's   Corporate Total (2)
                              Companies Operations
                              --------- ---------- --------- ---------
Gross premium written         $163,673  $  57,780            $221,667
Net premium written             91,188     27,849             119,037

Net earned premium              85,494     30,202             115,696
Net losses and loss
 adjustment expenses           (47,926)   (16,530)            (64,456)
Commission expense              (9,889)    (3,880)            (13,769)
Other operating expenses       (16,697)    (5,986)            (22,683)
Commission and other income /
 (expense)                         661       (906)               (245)
                              --------- ----------           ---------

Underwriting profit             11,643      2,900              14,543

Investment income               12,345      1,774  $    572    14,691
Net realized capital (losses)      (29)      (122)               (151)
Interest expense                                     (2,214)   (2,214)
                              --------- ---------- --------- ---------
Income (loss) before income
 tax expense (benefit)          23,959      4,552    (1,642)   26,869

Income tax expense (benefit)     7,658      1,627      (749)    8,536
                              --------- ---------- --------- ---------
Net Income (loss)             $ 16,301  $   2,925  $   (893) $ 18,333
                              ========= ========== ========= =========

Loss and loss expenses ratio      56.1%      54.7%               55.7%
Commission expense ratio          11.6%      12.8%               11.9%
Other operating expense ratio
 (3)                              18.8%      22.8%               19.8%
                              --------- ----------           ---------
Combined ratio                    86.5%      90.3%               87.4%
                              ========= ==========           =========


(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                          Three Months Ended
                          September 30, 2005
                          ($'s in thousands)


                              Insurance  Lloyd's   Corporate Total (2)
                              Companies Operations
                              --------- ---------- --------- ---------
Gross premium written         $133,718  $  54,142            $188,114
Net premium written             59,093     16,956              76,049

Net earned premium              53,778     20,956              74,734
Net losses and loss
 adjustment expenses           (47,332)   (29,504)            (76,836)
Commission expense              (6,465)    (5,191)            (11,656)
Other operating expenses       (13,284)    (4,198)            (17,482)
Commission and other income        704        780               1,484
                              --------- ----------           ---------

Underwriting (loss)            (12,599)   (17,157)            (29,756)

Investment income                7,694      1,439  $     63     9,196
Net realized capital gains /
 (losses)                          401        (57)                344
                              --------- ---------- --------- ---------
Income (loss) before income
 tax expense (benefit)          (4,504)   (15,775)       63   (20,216)

Income tax expense (benefit)    (1,992)    (5,521)       22    (7,491)
                              --------- ---------- --------- ---------
Net Income (loss)             $ (2,512) $ (10,254) $     41  $(12,725)
                              ========= ========== ========= =========

Loss and loss expenses ratio      88.0%     140.8%              102.8%
Commission expense ratio          12.0%      24.8%               15.6%
Other operating expense ratio
 (3)                              23.4%      16.3%               21.4%
                              --------- ----------           ---------
Combined ratio                   123.4%     181.9%              139.8%
                              ========= ==========           =========


(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                          Nine Months Ended
                          September 30, 2006
                          ($'s in thousands)

                            Insurance   Lloyd's   Corporate Total (2)
                            Companies  Operations
                            ---------- ---------- --------- ----------
Gross premium written       $ 496,216  $ 241,600            $ 737,816
Net premium written           273,277    118,434              391,711

Net earned premium            231,334    102,625              333,959
Net losses and loss
 adjustment expenses         (135,556)   (57,644)            (193,200)
Commission expense            (24,925)   (16,173)             (41,098)
Other operating expenses      (44,096)   (16,922)             (61,018)
Commission and other income
 / (expense)                    2,661       (850)               1,811
                            ---------- ----------           ----------

Underwriting profit            29,418     11,036               40,454

Investment income              34,778      5,448   $ 1,018     41,244
Net realized capital
 (losses)                        (329)      (438)                (767)
Interest expense                                    (4,034)    (4,034)
                            ---------- ---------- --------- ----------
Income (loss) before income
 tax expense (benefit)         63,867     16,046    (3,016)    76,897

Income tax expense
 (benefit)                     20,442      5,650    (1,151)    24,941
                            ---------- ---------- --------- ----------
Net Income (loss)           $  43,425  $  10,396   $(1,865) $  51,956
                            ========== ========== ========= ==========

Loss and loss expenses
 ratio                           58.6%      56.2%                57.9%
Commission expense ratio         10.8%      15.8%                12.3%
Other operating expense
 ratio (3)                       17.9%      17.3%                17.7%
                            ---------- ----------           ----------
Combined ratio                   87.3%      89.3%                87.9%
                            ========== ==========           ==========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                          Nine Months Ended
                          September 30, 2005
                          ($'s in thousands)

                            Insurance   Lloyd's   Corporate Total (2)
                            Companies  Operations
                            ---------- ---------- --------- ----------
Gross premium written       $ 393,686  $ 200,519            $ 595,243
Net premium written           199,349     87,047              286,396

Net earned premium            160,248     77,856              238,104
Net losses and loss
 adjustment expenses         (114,856)   (61,812)            (176,668)
Commission expense            (15,597)   (14,905)             (30,502)
Other operating expenses      (37,540)   (15,014)             (52,554)
Commission and other income     3,599      2,036                5,635
                            ---------- ----------           ----------

Underwriting (loss)            (4,146)   (11,839)             (15,985)

Investment income              22,037      3,642  $    100     25,779
Net realized capital gains
 / (losses)                     1,348       (421)                 927
                            ---------- ---------- --------- ----------
Income (loss) before income
 tax expense (benefit)         19,239     (8,618)      100     10,721

Income tax expense
 (benefit)                      5,449     (3,017)       35      2,467
                            ---------- ---------- --------- ----------
Net Income (loss)           $  13,790  $  (5,601) $     65  $   8,254
                            ========== ========== ========= ==========

Loss and loss expenses
 ratio                           71.7%      79.4%                74.2%
Commission expense ratio          9.7%      19.1%                12.8%
Other operating expense
 ratio (3)                       21.2%      16.7%                19.7%
                            ---------- ----------           ----------
Combined ratio                  102.6%     115.2%               106.7%
                            ========== ==========           ==========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                         Three Months Ended September 30, 2006
                  ----------------------------------------------------


                                                    Combined Ratio
                    Net     Losses               ---------------------
Insurance          Earned   and LAE  Underwriting
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                  ------------------------------------- ------- ------
Marine            $ 29,291  $17,064      $ 8,696  58.3%   29.7%  88.0%
Specialty           45,234   24,216       13,713  53.5%   30.3%  83.8%
Professional
 Liability          10,938    6,417        3,615  58.7%   33.1%  91.8%
Assumed from
 Lloyd's                83       51          (27)   NM      NM     NM
Other (includes
 run-off)              (52)     178          (72)   NM      NM     NM
                  ------------------------------------- ------- ------
                    85,494   47,926       25,925  56.1%   30.4%  86.5%
Lloyd's Operations  30,202   16,530       10,772  54.7%   35.6%  90.3%
                  ------------------------------------- ------- ------
Total             $115,696  $64,456      $36,697  55.7%   31.7%  87.4%
                  ===================================== ======= ======


                      Three Months Ended September 30, 2005
                  --------------------------------------------- ------


                                                    Combined Ratio
                    Net     Losses               ---------------------
Insurance          Earned   and LAE  Underwriting
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                  ------------------------------------- ------- ------
Marine            $ 14,391  $23,850      $ 6,846 165.7%   47.6% 213.3%
Specialty           31,965   19,184        9,403  60.0%   29.4%  89.4%
Professional
 Liability           7,786    5,205        2,617  66.9%   33.6% 100.5%
Assumed from
 Lloyd's              (356)    (575)         163    NM      NM     NM
Other (includes
 run-off)               (8)    (332)          17    NM      NM     NM
                  ------------------------------------- ------- ------
                    53,778   47,332       19,046  88.0%   35.4% 123.4%
Lloyd's Operations  20,956   29,504        8,608 140.8%   41.1% 181.9%
                  ------------------------------------- ------- ------
Total             $ 74,734  $76,836      $27,654 102.8%   37.0% 139.8%
                  ===================================== ======= ======

                  Effect of Hurrs. Katrina and Rita on the Three
                   Months Ended Sept. 30, 2005
                  ----------------------------------------------------
Marine            $ (9,147) $ 7,430      $  -     96.0%   18.5% 114.5%
Lloyd's Operations  (5,318)  14,858         -     85.0%    8.3%  93.3%
                  ------------------------------------- ------- ------
Total             $(14,465) $22,288      $  -     41.7%    6.0%  47.7%
                  ===================================== ======= ======


                                            Amounts       Loss Ratio
                                        ------------------------------
Net Incurred Loss Activity               Sept.   Sept.  Sept.  Sept.
For the Three Months Ended:               30,     30,    30,     30,
                                          2006    2005   2006    2005
                                        ------------------------------

Insurance Companies:
       Loss and LAE payments            $22,987 $20,149  26.9%   37.5%
       Change in reserves                24,939  27,183  29.2%   50.5%
                                        ------------------------------
       Net incurred loss and LAE         47,926  47,332  56.1%   88.0%
                                        ------------------------------

Lloyd's Operations:
       Loss and LAE payments             18,601   9,064  61.6%   43.3%
       Change in reserves                (2,071) 20,440  -6.9%   97.5%
                                        ------------------------------
       Net incurred loss and LAE         16,530  29,504  54.7%  140.8%
                                        ------------------------------

Total
       Loss and LAE payments             41,588  29,213  35.9%   39.1%
       Change in reserves                22,868  47,623  19.8%   63.7%
                                        ------------------------------
       Net incurred loss and LAE        $64,456 $76,836  55.7%  102.8%
                                        ==============================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                           Nine Months Ended September 30, 2006
                    --------------------------------------------------


                      Net     Losses                 Combined Ratio
                     Earned   and LAE  Underwriting-------------------
Insurance Companies: Premium  Incurred   Expenses  Loss Expense Total
                    ------------------------------------------- ------
Marine              $ 80,679 $ 47,609     $ 22,038 59.0%  27.3%  86.3%
Specialty            121,133   69,177       35,312 57.1%  29.2%  86.3%
Professional
 Liability            29,494   18,715        9,076 63.5%  30.8%  94.3%
Assumed from Lloyd's     100     (155)         (36)  NM     NM     NM
Other (includes run-
 off)                    (72)     210          (30)  NM     NM     NM
                    ------------------------------------------- ------
                     231,334  135,556       66,360 58.6%  28.7%  87.3%
Lloyd's Operations   102,625   57,644       33,945 56.2%  33.1%  89.3%
                    ------------------------------------------- ------
Total               $333,959 $193,200     $100,305 57.9%  30.0%  87.9%
                    =========================================== ======


                           Nine Months Ended September 30, 2005
                    --------------------------------------------------


                      Net     Losses                 Combined Ratio
                     Earned   and LAE  Underwriting-------------------
Insurance Companies: Premium  Incurred   Expenses  Loss Expense Total
                    ------------------------------------------- ------
Marine              $ 57,600 $ 52,461     $ 17,437 91.1%  30.3% 121.4%
Specialty             81,429   49,639       25,547 61.0%  31.4%  92.4%
Professional
 Liability            21,493   14,676        6,710 68.3%  31.2%  99.5%
Assumed from Lloyd's    (320)    (890)         466   NM     NM     NM
Other (includes run-
 off)                     46   (1,030)        (622)  NM     NM     NM
                    ------------------------------------------- ------
                     160,248  114,856       49,538 71.7%  30.9% 102.6%
Lloyd's Operations    77,856   61,812       27,883 79.4%  35.8% 115.2%
                    ------------------------------------------- ------
Total               $238,104 $176,668     $ 77,421 74.2%  32.5% 106.7%
                    =========================================== ======

                      Effect of Hurrs. Katrina and Rita on the Nine
                                Months Ended Sept. 30, 2005
                    --------------------------------------------------
Marine              $ (9,147)$  7,430     $   -    23.6%   4.1%  27.7%
Lloyd's Operations    (5,318)  14,858         -    22.9%   2.3%  25.2%
                    ------------------------------------------- ------
Total               $(14,465)$ 22,288     $   -    13.1%   1.9%  14.9%
                    =========================================== ======

                                    Amounts         Loss Ratio
                             ----------------------------------
Net Incurred Loss            Sept. 30, Sept. 30,   Sept.Sept.
 Activity For the               2006       2005     30,   30,
 Nine Months Ended:                                 2006  2005
                             ----------------------------------

Insurance Companies:
       Loss and LAE
        payments             $ 67,141     $ 61,869 29.0%  38.6%
       Change in
        reserves               68,415       52,987 29.6%  33.1%
                             ----------------------------------
       Net incurred
        loss and LAE          135,556      114,856 58.6%  71.7%
                             ----------------------------------

Lloyd's Operations:
       Loss and LAE
        payments               48,272       31,668 47.0%  40.7%
       Change in
        reserves                9,372       30,144  9.1%  38.7%
                             ----------------------------------
       Net incurred
        loss and LAE           57,644       61,812 56.2%  79.4%
                             ----------------------------------

Total
       Loss and LAE
        payments              115,413       93,537 34.6%  39.3%
       Change in
        reserves               77,787       83,131 23.3%  34.9%
                             ----------------------------------
       Net incurred
        loss and LAE         $193,200     $176,668 57.9%  74.2%
                             ==================================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                            Net Loss Data
                          ($'s in thousands)

Net Loss Reserves:                             9/30/2006   12/31/2005
                                              ----------- ------------
Insurance Companies:
       Marine                                 $  173,350  $   162,644
       Specialty                                 239,378      193,755
       Professional Liability                     46,490       33,133
       Assumed from Lloyd's Operations               972        1,218
       Other (primarily run-off business)         18,588       19,613
                                              ----------- ------------
       Total Insurance Companies                 478,778      410,363
                                              ----------- ------------
Lloyd's Operations:
       Marine                                    169,295      161,262
       Other                                       8,690        7,351
                                              ----------- ------------
       Total Lloyd's Operations                  177,985      168,613
                                              ----------- ------------

       Total net loss reserves                $  656,763  $   578,976
                                              =========== ============

Total net case loss reserves                  $  227,202  $   228,423
Total net IBNR loss reserves                     429,561      350,553
                                              ----------- ------------

       Total net loss reserves                $  656,763  $   578,976
                                              =========== ============


     CONTACT: The Navigators Group, Inc.
              Paul J. Malvasio, 914-933-6088
              Executive Vice President
              and Chief Financial Officer
              pmalvasio@navg.com
              www.navg.com